SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

       Date of Report (Date of earliest event reported): November 10, 2003

                       Commission File Number: 000-030813

                                  AlphaRx, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                                      98-0177440
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                             10-75 East Beaver Creek
                             Ontario, Canada L4B 1B8
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (905) 762-0745

Item 6. Resignations of Registrant's Directors

      a) Mr. Andrew Malion resigned as a director of AlphaRx Inc. as of November 5, 2003. Mr. Malion did not state his reason of resignation. A copy of his letter of resignation is attached to this current report as Exhibit 17.1.

      b) Mr. Michael Faye resigned as a director of AlphaRx Inc. as of November 5, 2003. Mr. Faye did not state his reason of resignation. A copy of his letter of resignation is attached to this current report as Exhibit 17.2.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits

         Exhibit No.    Description
         -----------    -----------

         17.1 Letter dated November 5, 2003, regarding resignation of Andrew Malion

         17.2           Letter dated November 5, 2003, regarding resignation of
                        Michael Faye

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: November 10, 2003


                                                 /S/ Michael M. Lee
                                              ----------------------------
                                              Michael M. Lee, President

                                INDEX TO EXHIBITS

EXHIBIT
-------
NO.         DESCRIPTION
---         -----------

17.1        Letter dated November 5, 2003, regarding resignation of Andrew
            Malion

17.2        Letter dated November 5, 2003, regarding resignation of Michael Faye